Exhibit 99.1

Lantronix Reports Fiscal Second Quarter 2026 Financial Results

•	Net Revenue of $29.8 Million
•	GAAP EPS of ($0.03)
•	Non-GAAP EPS of $0.04
•	Increases FY26 Drone Revenue Expectation to a range of $8 Million-$12 Million, up from the prior range of $5 Million-$10 Million

IRVINE, Calif., Feb. 4, 2026 — Lantronix Inc. (Nasdaq: LTRX), a global leader in compute and connectivity IoT solutions powering Edge AI applications, today reported results for the fiscal second quarter ended Dec. 31, 2025.

Management Commentary

“We continued our momentum into the second quarter through disciplined execution, delivering financial results within our guidance range,” said Saleel Awsare, president and CEO of Lantronix. “Execution across our Edge AI strategy continued to strengthen during Q2, with several customer programs advancing from development and pilot phases into initial production and deployment.”

Lantronix experienced particularly strong momentum in the unmanned systems industry where sequential growth in drones reflected deeper customer engagement and expansion in program scope as OEMs increased reliance on Lantronix technology across defense and autonomous applications. As these programs move further into execution, Lantronix’s position increasingly operates as a platform partner rather than a component supplier, supporting longer-duration engagements with attractive lifetime value. Additionally, the Company is encouraged to see many of its partners and customers included in the Department of War’s recently announced initial slate of vendors for its Drone Dominance initiative, underscoring the relevance of its platform within the evolving defense ecosystem.

“Convergence around our Edge AI platform is enabling us to scale efficiently across drones, critical infrastructure monitoring and enterprise connectivity while simultaneously strengthening customer relationships and improving operating leverage,” added Awsare. “We remain disciplined and well-positioned to meet accelerating demand in our core markets and are confident that our platform-led strategy and growing execution cadence will continue to drive profitable growth.”

Q2 FY2026 Financial Results

•	Net Revenue: $29.8 million

•	GAAP EPS: ($0.03)

•	Non-GAAP EPS: $0.04

•	Cash and Cash Equivalents: $23.0 million

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Q2 FY2026 and Recent Business Highlights

Lantronix Q2 FY2026 new partnerships and product highlights include:

•	Partnered with Trillium Engineering to power gimbaled imaging systems deployed across intelligence, surveillance and reconnaissance (ISR), infrastructure inspection and wildfire operations, which further validates the performance, security and reliability of Lantronix’s Edge AI architecture for mission-critical applications.

•	Secured first design win with Flock Safety in the Drone-as-First Responder (DFR) category, extending Edge AI capabilities into public safety applications and demonstrating growing demand for real-time, AI-enabled situational awareness beyond defense.

•	Announced collaboration with Safe Pro Group (Nasdaq: SPAI), expanding Lantronix’s role in AI-enabled threat detection by integrating SPAI’s object threat detection models with Lantronix compute modules for real-time, on-device identification of landmines and other ground hazards without cloud dependency.

•	Launched breakthrough Edge AI solutions during CES 2026, reinforcing Lantronix’s transition from component supplier to platform provider:

o	Drone Reference Platform: Introduced a turnkey, NDAA- and TAA-compliant development kit enabling OEMs to accelerate UAV prototyping, deploy AI models in real-world flight conditions and reduce integration timelines from months to weeks.

o	SmartEdge.ai and SmartSwitch.ai: Debuted an integrated Edge AI surveillance and connectivity ecosystem with onboard AI inference, 5G-ready networking and PoE+ aggregation, enabling real-time video analytics, intelligent automation and scalable management across enterprise and industrial environments.

Lantronix Q2 FY2026 industry awards and recognition for innovation and execution in Edge AI and IoT include:

•	Recognized as a Top 100 Edge Computing Leader by CRN for 2025, reflecting Lantronix’s momentum in delivering AI-enabled, real-time edge intelligence across defense, smart infrastructure and security applications.

•	Won the 2025 IoT Edge Computing Excellence Award for the Open-Q™ System-on-Module (SoM) portfolio, highlighting innovation and customer traction in distributed, mission-critical Edge AI deployments.

•	CEO Saleel Awsare named to the OC500 Directory of Influence, recognizing Lantronix’s strategic execution and growing impact across high-value markets.

Q3 FY2026 Financial Outlook

•	Revenue: $28.5 million to $32.5 million, or $30.5 million at the midpoint

•	Non-GAAP EPS: $0.03 to $0.06

Conference Call and Webcast

Management will host an investor conference call and audio webcast today (Wednesday, Feb. 4, 2026) at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its results for the fiscal second quarter of 2026 and financial outlook. To access the live conference call, investors should dial 1-844-802-2442 (U.S.) or 1-412-317-5135 (international) and indicate they are participating in the Lantronix fiscal 2026 second-quarter call. The webcast will also be available simultaneously via the investor relations section of the Company’s website.

Investors can access a conference call replay starting at approximately 4:00 p.m. Pacific Time on Feb. 4, 2026, on the Lantronix website. A telephonic replay will also be available through Feb. 11, 2026, by dialing 1-855-669-9658 (US & Canada Toll-Free) or 1-412-317-0088 (international) and entering passcode 3380465.

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About Lantronix

Lantronix Inc. (Nasdaq: LTRX) is a global leader in Edge AI and Industrial IoT solutions, delivering intelligent computing, secure connectivity, and remote management for mission-critical applications. Serving high-growth markets, including smart cities, enterprise IT, and commercial and defense unmanned systems (including drones), Lantronix enables customers to optimize operations and accelerate digital transformation. Its comprehensive portfolio of hardware, software, and services powers applications from secure video surveillance and intelligent utility infrastructure to resilient out-of-band network management. By bringing intelligence to the network edge, Lantronix helps organizations achieve efficiency, security, and a competitive edge in today’s AI-driven world.

For more information, visit the Lantronix website.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net loss consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net income by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which, for GAAP purposes, is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for the second fiscal quarter of 2026, our positioning for sustainable, profitable growth and to capture multi-year, high-margin opportunities as a result of the strategic transformation executed during fiscal 2025, and our expectations regarding the short- and long-term benefits of our recent design wins and strategic hires. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry, and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to changes in U.S. trade policy, including recently increased or future tariffs, a pandemic or similar outbreak, wars and recent conflicts in Europe, Asia and the Middle East, hostilities in the Red Sea, or other causes; our ability to successfully convert our backlog and current demand; the impact of a pandemic or similar outbreak on our business, employees, customers, supply and distribution chains and the global economy; our ability to successfully implement our acquisition strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; our use of AI may result in reputational, competitive or financial harm and liability; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2025, filed with the Securities and Exchange Commission (the “SEC”) on Aug. 29, 2025, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

©2026 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark. Other trademarks and trade names are those of their respective owners.

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Lantronix Investor Contact:

Matt Glover and Greg Robles

Gateway Group, Inc.

investors@lantronix.com

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31,	June 30,
	2025	2025
Assets
Current assets:
Cash and cash equivalents	$22,964	$20,098
Accounts receivable, net	23,261	25,092
Inventories, net	27,074	26,371
Contract manufacturers’ receivable	1,114	3,071
Prepaid expenses and other current assets	3,488	2,761
Total current assets	77,901	77,393
Property and equipment, net	1,818	2,456
Goodwill	31,089	31,089
Intangible assets, net	2,543	3,738
Lease right-of-use assets	7,713	8,422
Other assets	667	624
Total assets	$121,731	$123,722

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$12,669	$13,259
Accrued payroll and related expenses	4,163	3,471
Current portion of long-term debt, net	–	3,070
Other current liabilities	11,536	10,622
Total current liabilities	28,368	30,422
Long-term debt, net	9,677	8,684
Other non-current liabilities	9,265	10,238
Total liabilities	47,310	49,344

Commitments and contingencies

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	311,171	308,397
Accumulated deficit	(237,125)	(234,394)
Accumulated other comprehensive income	371	371
Total stockholders’ equity	74,421	74,378
Total liabilities and stockholders’ equity	$121,731	$123,722

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2025	2025	2024	2025	2024
Net revenue	$29,774	$29,794	$31,161	$59,568	$65,584
Cost of revenue	16,807	16,448	17,877	33,255	37,825
Gross profit	12,967	13,346	13,284	26,313	27,759
Operating expenses:
Selling, general and administrative	8,740	9,542	8,811	18,282	18,278
Research and development	4,620	4,598	4,984	9,218	9,940
Restructuring, severance and related charges	43	93	193	136	1,093
Acquisition-related costs	40	43	208	83	237
Amortization of intangible assets	598	597	1,248	1,195	2,499
Total operating expenses	14,041	14,873	15,444	28,914	32,047
Loss from operations	(1,074)	(1,527)	(2,160)	(2,601)	(4,288)
Interest expense, net	(9)	(15)	(126)	(24)	(245)
Other income (loss), net	(4)	183	8	179	(29)
Loss before income taxes	(1,087)	(1,359)	(2,278)	(2,446)	(4,562)
Provision for income taxes	243	42	94	285	312
Net loss	$(1,330)	$(1,401)	$(2,372)	$(2,731)	$(4,874)
Net loss per share - basic and diluted	$(0.03)	$(0.04)	$(0.06)	$(0.07)	$(0.13)
Weighted-average common shares - basic and diluted	39,496	39,188	38,631	39,343	38,330

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2025	2025	2024	2025	2024

GAAP net loss	$(1,330)	$(1,401)	$(2,372)	$(2,731)	$(4,874)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	29	35	48	64	112
Employer portion of withholding taxes on stock grants	4	2	2	6	7
Amortization of manufacturing profit in acquired inventory	–	18	–	18	–
Depreciation and amortization	106	106	114	212	237
Total adjustments to cost of revenue	139	161	164	300	356
Selling, general and administrative:
Share-based compensation	1,354	1,454	1,044	2,808	2,170
Employer portion of withholding taxes on stock grants	38	27	20	65	98
Depreciation and amortization	252	290	348	542	699
Total adjustments to selling, general and administrative	1,644	1,771	1,412	3,415	2,967
Research and development:
Share-based compensation	197	284	421	481	831
Employer portion of withholding taxes on stock grants	12	6	2	18	21
Depreciation and amortization	49	50	111	99	180
Total adjustments to research and development	258	340	534	598	1,032
Restructuring, severance and related charges	43	93	193	136	1,093
Acquisition related costs	40	43	208	83	237
Amortization of purchased intangible assets	598	597	1,248	1,195	2,499
Litigation settlement cost	–	–	158	–	198
Total non-GAAP adjustments to operating expenses	2,583	2,844	3,753	5,427	8,026
Interest expense, net	9	15	126	24	245
Other (income) expense, net	4	(183)	(8)	(179)	29
Provision for income taxes	243	42	94	285	312
Total non-GAAP adjustments	2,978	2,879	4,129	5,857	8,968
Non-GAAP net income	$1,648	$1,478	$1,757	$3,126	$4,094

Non-GAAP net income per share - diluted	$0.04	$0.04	$0.04	$0.07	$0.10

Denominator for GAAP net income (loss) per share - diluted	39,496	39,188	38,631	39,343	38,330
Non-GAAP adjustment	2,209	2,214	953	2,368	901
Denominator for non-GAAP net income per share - diluted	41,705	41,402	39,584	41,711	39,231

GAAP cost of revenue	$16,807	$16,448	$17,877	$33,255	$37,825
Non-GAAP adjustments to cost of revenue	(139)	(161)	(164)	(300)	(356)
Non-GAAP cost of revenue	16,668	16,287	17,713	32,955	37,469
Non-GAAP gross profit	$13,106	$13,507	$13,448	$26,613	$28,115
Non-GAAP gross margin	44.0%	45.3%	43.2%	44.7%	42.9%

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended			Six Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Embedded IoT Solutions	$13,865	$11,467	$10,784	$25,332	$24,171
IoT System Solutions	13,281	16,459	18,592	29,740	37,351
Software & Services	2,628	1,868	1,785	4,496	4,062
	$29,774	$29,794	$31,161	$59,568	$65,584

	Three Months Ended			Six Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Americas	$20,481	$20,651	$16,386	$41,132	$33,806
EMEA	5,138	5,087	9,036	10,225	19,520
Asia Pacific Japan	4,155	4,056	5,739	8,211	12,258
	$29,774	$29,794	$31,161	$59,568	$65,584

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